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                                                                 October 1, 2002
 FUND PROFILE
T. Rowe Price Funds

   Prime Reserve
   New Income
   Equity Income
   International Stock

 A selection of stock, bond, and money market funds to help investors meet their financial objectives.

This profile summarizes key information about each fund that is included in each fund's prospectus. Each prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about each fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.

TROWEPRICELOGO

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                                                                               1

FUND PROFILE
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 Prime Reserve Fund


 What is the fund's objective?

   The fund's goals are preservation of capital, liquidity, and, consistent with these, the highest possible current income.


 What is the fund's principal investment strategy?

   The fund, which is managed to provide a stable share price of $1.00, invests in high-quality, U.S. dollar-denominated money market securities. The fund's average weighted maturity will not exceed 90 days, and we will not purchase any security with a maturity longer than 13 months. The fund's yield will fluctuate with changes in short-term interest rates. In selecting securities, fund managers may examine the relationships among yields on various types and maturities of money market securities in the context of their outlook for interest rates. For example, commercial paper often offers a yield advantage over Treasury bills. If rates are expected to fall, longer maturities, which typically have higher yields than shorter maturities, may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.

   The fund may sell holdings for a variety of reasons, such as to adjust the portfolio's average maturity or quality or to shift assets into higher-yielding securities or different sectors.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   Since the fund seeks to maintain a $1.00 share price, it should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the event that any fund holding has its credit rating downgraded or defaults or interest rates rise sharply in an unusually short period.

   The fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This is a disadvantage when interest rates are falling. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.
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FUND PROFILE
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 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. Over time, money market securities have provided greater stability but lower returns than bonds or stocks. If you have some money for which safety and accessibility are more important than total return or capital growth over time, the fund should be an appropriate investment.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.


 New Income Fund


 What is the fund's objective?

   The fund seeks the highest level of income consistent with the preservation of capital over time by investing primarily in marketable debt securities.


 What is the fund's principal investment strategy?

   The fund will invest at least 80% of the fund's total assets in income-producing securities, which may include U.S. government and agency obligations, mortgage- and asset-backed securities, corporate bonds, foreign securities, collateralized mortgage obligations (CMOs), and others, including, on occasion, equities.

   All debt securities purchased by the fund must be rated investment grade (AAA, AA, A, or BBB) by at least one major credit rating agency or, if unrated, must have a T. Rowe Price equivalent rating. Up to 15% of total assets may be invested in "split-rated securities," or those rated investment grade by at least one rating agency, but below investment grade by others. However, none of the fund's remaining assets can be invested in bonds rated below investment grade by Standard & Poor's, Moody's, or Fitch IBCA, Inc.

   The fund has considerable flexibility in seeking high yields. There are no maturity restrictions, so we can purchase longer-term bonds, which tend to have higher yields than shorter-term issues. However, the portfolio's weighted average maturity is expected to be between four and 15 years. In addition, when there is a large yield difference between the various quality levels, we may move down the credit scale and purchase lower-rated bonds with higher yields. When the difference is small or the outlook warrants, we may concentrate investments in higher-rated issues.

   The fund may also invest in other securities, including futures, options, and swaps, in keeping with its objective.

   The fund may sell holdings for a variety of reasons, such as to adjust the portfolio's average maturity or quality or to shift assets into higher-yielding securities or different sectors.
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FUND PROFILE
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   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?


  . Interest rate risk This is the risk that an increase in interest rates will likely cause the fund's share price to fall, resulting in a loss of principal. That's because the bonds and notes in the fund's portfolio become less attractive to other investors when securities with higher yields become available. Even GNMAs and other securities (whose principal and interest payments are guaranteed) can decline in price if rates rise. Generally speaking, the longer a bond's maturity, the greater its potential for price declines if rates rise and for price gains if rates fall. Because the fund may invest in bonds of any maturity, it carries more interest rate risk than short-term bond funds. If the fund purchases longer maturity bonds and interest rates rise unexpectedly, the fund's price could decline.


  . Credit risk This is the chance that any of the fund's holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.


   Investment-grade (AAA to BBB) securities have relatively low financial risk and a relatively high probability of future payment. However, securities rated BBB are more susceptible to adverse economic conditions and may have speculative characteristics. Securities rated below investment grade (junk or high yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. If the fund invests in securities that develop unexpected credit problems, the fund's price could decline.


  . The fund may continue to hold a security that has been downgraded or loses its investment-grade rating after purchase.

  . Foreign investing risk To the extent the fund holds foreign bonds, it will be subject to special risks, whether the bonds are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the fund's share price.

  . Prepayment risk and extension risk A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall, because homeowners tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the portfolio to shorten, reducing its potential for price gains. It also requires the fund to reinvest pro-
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FUND PROFILE
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   ceeds at lower interest rates, which reduces the portfolio's total return, reduces its yield, and may even cause certain bonds' prices to fall below what the fund paid for them, resulting in a capital loss. Any of these developments could cause a decrease in the fund's income, share price, or total return.

   Extension risk refers to a rise in interest rates that causes a fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund's sensitivity to rising rates and its potential for price declines.

  . Derivatives risk To the extent the fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other gov ernment agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The fund may be appropriate for you if you seek an attractive level of income and are willing to accept the risk of a declining share price when interest rates rise. Steadily reinvesting the fund's income is a conservative strategy for building capital over time. If you are investing primarily for safety and liquidity, you should consider a money market fund.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . The fund should not represent your complete investment program or be used for short-term trading purposes.


 Equity Income Fund


 What is the fund's objective?

   The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.


 What is the fund's principal investment strategy?

   The fund will normally invest at least 80% of its net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.
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FUND PROFILE
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   The fund typically employs a "value" approach in selecting investments. Our in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

   In selecting investments, we generally look for companies with the following:

  . an established operating history; . above-average dividend yield relative to the S&P 500; . low price/earnings ratio relative to the S&P 500;
  . a sound balance sheet and other positive financial characteristics; and . low stock price relative to a company's underlying value as measured by assets, cash flow, or business franchises.

   In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

   While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

   The fund's emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic develop-
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FUND PROFILE
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   ments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

   Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other gov ernment agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you seek a relatively conservative equity investment that provides substantial dividend income along with the potential for capital growth, the fund could be an appropriate part of your overall investment strategy. This fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 International Stock Fund


 What is the fund's objective?

   The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.


 What is the fund's principal investment strategy?

   The fund expects to invest substantially all of the fund's assets in stocks outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. We may purchase
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FUND PROFILE
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   the stocks of companies of any size, but our focus will typically be on large and, to a lesser extent, medium-sized companies. Normally, at least 80% of the fund's net assets will be invested in stocks.

   T. Rowe Price International, Inc. ("T. Rowe Price International") employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence our allocations among large-, mid-, or small-cap shares.

   While we invest with an awareness of the global economic backdrop and our outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

   In selecting stocks, we generally favor companies with one or more of the following characteristics:

   . leading market position;

   . attractive business niche;

   . strong franchise or monopoly;

   . technological leadership or proprietary advantages;

   . seasoned management;

   . earnings growth and cash flow sufficient to support growing dividends; and

   . healthy balance sheet with relatively low debt.

   While the fund invests primarily in common stocks, the fund may also purchase other securities, including futures and options, in keeping with the fund's objective.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   As with all stock funds, the fund's share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a
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FUND PROFILE
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   variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in rising markets.

   Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Even investments in countries with highly developed economies are subject to significant risks. Some particular risks affecting this fund include the following:


  . Currency risk This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund's holdings can be significant, unpredictable, and long-lasting depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.


  . Geographic risk The economies and financial markets of certain regions-such as

   Latin America and Asia-can be interdependent and may all decline at the same time.


  . Emerging market risk To the extent the fund invests in emerging markets, it is subject to greater risk than a fund investing only in developed markets. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be hurt by exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling by a few major investors may also heighten the volatility of emerging markets. These factors make investing in such countries significantly riskier than in other countries, and any one of the factors could cause the fund's share price to decline.


  . Other risks of foreign investing Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

  . While certain countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue.
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FUND PROFILE
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  . Futures/options risk To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other gov ernment agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you want to diversify your domestic stock portfolio by adding foreign investments, seek the long-term capital appreciation potential of growth stocks, and are comfortable with the risks that accompany foreign investments, the fund could be an appropriate part of your overall investment strategy.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . The fund should not represent your complete investment program or be used for short-term trading purposes.


 All funds


 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

   The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

   In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor's situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.
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
                                       Calendar Year Total Returns
      Fund             "92"      "93"    "94"    "95"    "96"     "97"    "98"     "99"     "00"    "01"
 ------------------------------------------------------------------------------------------------------
  Prime Reserve   3.34    2.60    3.74    5.48    4.90    5.10     5.13     4.71    6.03     3.92
  New Income      4.96    9.58   -2.22  18.36    2.38    9.32     5.04    -1.58   11.13    8.15
  Equity Income    4.13   14.84    4.53  33.35  20.40   28.82    9.23     3.82   13.12    1.64
  International      -3.47   40.11  -0.76   11.39  15.99    2.70   16.14   34.60  -17.09 -22.02
  Stock
 ------------------------------------------------------------------------------------------------------

 Prime Reserve Fund         Quarter ended    Total return
  Best quarter                12/31/00           1.54%
  Worst quarter               12/31/01           0.60%

 New Income Fund            Quarter ended    Total return
  Best quarter                 6/30/95           5.83%
  Worst quarter                3/31/96          -2.53%

 Equity Income Fund         Quarter ended    Total return
  Best quarter                 6/30/99          13.26%
  Worst quarter                9/30/99          -8.52%

 International Stock Fund   Quarter ended    Total return
  Best quarter                12/31/99          24.70%
  Worst quarter                3/31/01         -15.50%




 Table 1  Average Annual Total Returns
                                            Periods ended 09/30/02
                                        1 year     5 years     10 years
 --------------------------------------
  Prime Reserve Fund                      1.71%      4.44%       4.34%
  Lipper Money Market Funds Average       1.26       4.12        4.24
 --------------------------------------
  New Income Fund

  Returns before taxes                    5.51%      6.24%       6.39%

  Returns after taxes on
  distributions                           3.48       3.69        3.74

  Returns after taxes on
  distributions and sale of fund
  shares                                  3.33       3.73        3.79

  Lehman Brothers U.S. Aggregate
  Index                                   8.60       7.83        7.37

  Lipper Corporate Debt Funds A Rated
  Average                                 6.77       6.36        6.65


  Equity Income Fund

  Returns before taxes                  -14.16%      1.57%      10.30%

  Returns after taxes on
  distributions                         -15.15      -0.76        7.70

  Returns after taxes on
  distributions and sale of fund
  shares                                 -8.01       0.87        7.72

  S&P 500 Stock Index                   -20.49      -1.63        9.00

  Lipper Equity Income Funds Average    -17.04      -1.18        7.79


  International Stock Fund

  Returns before taxes                  -17.16%     -6.74%       3.28%

  Returns after taxes on
  distributions                         -18.01      -7.91        2.12

  Returns after taxes on
  distributions and sale of fund
  shares                                -10.26      -5.01        2.67

  MSCI EAFE Index                       -15.26      -5.37        3.25

  Lipper International Funds Average    -14.42      -5.41        4.03
 ------------------------------------------------------------------------------


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 Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax and capital gains rates. They do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

 Money funds are not required to show after-tax returns.


 What fees or expenses will I pay?

   The funds are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.


 Table 2  Fees and Expenses of the Funds*
                                                 Annual fund operating expenses
                                         (expenses that are deducted from fund assets)
                                           Prime      New      Equity    International
                                          Reserve    Income    Income        Stock
 ---------------------------------------------------------------------------------------------
  Management fee                           0.37%     0.47%     0.57%         0.67%
  Other expenses                           0.26      0.25      0.23          0.23
  Total annual fund operating expenses     0.63      0.72      0.80          0.90
 ---------------------------------------------------------------------------------------------


 * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.


   Example. The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:
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
     Fund                 1 year   3 years   5 years   10 years
    ------------------------------------------------------------------
     Prime Reserve          $64      $202      $351     $  786
                          ---------------------------------------
     New Income              74       230       401        894
                          ---------------------------------------
     Equity Income           82       255       444        990
                          ---------------------------------------
     International Stock     92       287       498      1,108
    ------------------------------------------------------------------



 Who manages the fund?

   Prime Reserve, New Income, and Equity Income Funds

   The funds are managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Prime Reserve Fund James M. McDonald manages the fund day to day and has been chairman of its Investment Advisory Committee since 2002. He joined T. Rowe Price in 1976 as a financial statistician and has been managing investments since 1979.

   New Income Fund William T. Reynolds manages the fund day to day and has been chairman of its Investment Advisory Committee since 1998. He joined T. Rowe Price in 1981 and has been managing investments since 1978.

   Equity Income Fund Brian C. Rogers manages the fund day to day and has been chairman of its Investment Advisory Committee since 1993. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

   International Stock Fund

   T. Rowe Price International is responsible for the selection and management of the fund's portfolio investments. The company, a wholly owned subsidiary of T. Rowe Price Associates, is the successor to Rowe Price-Fleming International. The U.S. office of T. Rowe Price International is located at 100 East Pratt Street, Baltimore, Maryland 21202. Offices are also located in London, Tokyo, Singapore, Hong Kong, Buenos Aires, and Paris.

   The fund has an Investment Advisory Group that has day-to-day responsibility for managing the portfolio and developing and executing its investment program. The advisory group consists of Mark Bickford-Smith, who joined T. Rowe Price International in 1995 and has 17 years of experience in research and financial analysis; Frances Dydasco, who joined T. Rowe Price International in 1996 and has 13 years of experience in research and financial analysis; John Ford, who joined T. Rowe Price International in 1982 and has 22 years of experience in research and portfolio management; James Seddon, who joined T. Rowe Price International in 1987 and has 15 years of experience in portfolio management;
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                                                                              14


                                                                              14

FUND PROFILE
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   and David Warren, who joined T. Rowe Price International in 1983 and has 22 years of experience in equity research, fixed-income research, and portfolio management.

 To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan's toll-free number for additional information. Also note that this profile may include funds not available through your plan.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.


 When will I receive income and capital gain distributions?

  . The International Stock Fund declares and pays a dividend (if any) annually.
   The dividends will not be eligible for the 70% deduction for dividends received by corporations, if, as expected, none of the fund's income consists of dividends paid by U.S. corporations.

  . The Equity Income Fund declares and pays a dividend (if any) quarterly. A portion of fund dividends may be eligible for the 70% deduction for dividends received by corporations.

  . The New Income Fund declares income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . The Prime Reserve Fund declares income dividends daily to shareholders of record as of 12 noon ET on that day. Wire purchase orders received before 12 noon ET receive the dividend for that day. Other purchase orders receive the dividend for the next business day after payment has been received.

  . Dividends for the New Income Fund and Prime Reserve Fund are ordinarily paid on the first business day of each month.

FUND PROFILE
---------------------------------------------------------
  . Fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

   Capital gains
  . Since money funds are managed to maintain a constant share price, the Prime
   Reserve Fund is not expected to make capital gain distributions.

  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. For the Equity Income Fund, if a second distribution is necessary, it is usually declared and paid during the first quarter of the following year.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses; . automated information and transaction services by telephone or computer; . electronic transfers between fund and bank accounts; . automatic investing and automatic exchange; and . brokerage services, including cash management features.
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com

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 T. Rowe Price Investment Services, Inc., Distributor.